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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


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       Date of Report (Date of earliest event reported): January 18, 2001


                            TIME WARNER TELECOM INC.
             (Exact name of registrant as specified in its charter)


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          DELAWARE                                            84-1500624
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
    of incorporation)                                    Identification Number)

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                            10475 Park Meadows Drive
                               Littleton, Colorado
                                      80124
               (Address of principal executive offices) (Zip code)



       Registrant's telephone number, including area code: (303) 566-1000

                                       N/A

          (Former name or former address, if changed since last report)


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ITEM 5.     OTHER EVENTS

     On January 18, 2001, Time Warner Telecom Inc. ("Time Warner Telecom") issued a press release announcing that it plans to make a public offering of 4,400,000 shares of its Class A common stock, par value $.01 per share.

     The press release issued by Time Warner Telecom on January 18, 2001, is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Financial statements.

        None.

(b)     Pro forma financial information.

        None.

(c)     Exhibits.

        99.1     Press Release dated January 18, 2001 of Time Warner Telecom.






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                                  SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  TIME WARNER TELECOM INC.


Date: January 22, 2001            By: /s/ Paul Jones
                                      -----------------------------------------
                                      Name:  Paul Jones
                                      Title: Senior Vice President, General
                                             Counsel & Regulatory Policy





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                                EXHIBIT INDEX


Exhibit No.                    Description of the Exhibit
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99.1              Press Release dated January 18, 2001 of Time Warner Telecom.






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